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				UNITED STATES
		     SECURITIES AND EXCHANGE COMMISSION
			  Washington, D. C.   20549

				  FORM 8-K

			       CURRENT REPORT
		     Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) June 30, 2005
							-------------

			   OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

	  OHIO                        0-5544                 31-0783294
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

		    9450 Seward Road, Fairfield, Ohio  45014
	      (Address of principal executive offices)   (Zip Code)

				 (513) 603-2400
	       (Registrant's telephone number, including area code)

				Not Applicable
	   (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01. Entry into a Material Definitive Agreement
---------

In connection with the appointment of Ralph S. Michael III described in Item
5.02 below and incorporated by reference into this Item 1.01, Ohio Casualty Corporation (the "Corporation") will enter into a Change in Control agreement (the "Change in Control Agreement") with Mr. Michael. This Change in Control Agreement will be substantially in the form of the Amended Change in Control Agreement filed as exhibit 1(e) to the Form 10-K filed by the Corporation on March 12, 2004.

ITEM 5.02. Appointment of Principal Officer
---------

On June 30, 2005, Ohio Casualty Corporation ("the Corporation") issued a press release announcing the appointment of Ralph S. (Mike) Michael III as President and Chief Operating Officer of the Company effective July 25, 2005.

Mr. Michael has served as Executive Vice President and Manager of Private Asset Management for U.S. Bank N.A. since 2004 and as President of U.S. Bank, Oregon from 2003 to 2004. Mr. Michael has also held several other positions in the banking industry. In addition, he currently serves as a director of Ohio Casualty Corporation, a position he will resign effective July 25, 2005.

In his new position as President and Chief Operating Officer, Mr. Michael will be paid an annual base salary of $435,000. He will receive an option to purchase 42,000 stock options and a restricted share award for 15,000 shares, both to be granted as of the first day of his employment at a fair market value of the shares on such date.

Mr. Michael will also receive $130,500 in lieu of the amounts he forfeited under the previous employer's compensation program and an opportunity to participate in the Corporation's Long-Term Incentive Program and Annual Incentive Program, subject to its terms and conditions of both programs. In addition, Mr. Michael will be eligible for payment of certain relocation expenses to be incurred by him, including the commissions to be paid for the sale of his current residence.

There is no family relationship between Mr. Michael and any other executive officer or director of the Corporation, and there is no arrangement or understanding under which he was appointed other than as described in this
Item 5.02 and Item 1.01 above. There are no transactions to which the Corporation or any of its subsidiaries is a party and in which Mr. Michael has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Michael's appointment is attached as Exhibit 99 and hereby incorporated by reference into this Item 5.02.

ITEM 9.01. Financial Statements and Exhibits
---------

(c)   Exhibits

      Exhibit No.    Description
      ----------     -----------

	  99 Press release dated June 30, 2005 announcing the appointment of Ralph S. (Mike) Michael III, and posted on the Corporation's website at http://www.ocas.com.


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				SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					  OHIO CASUALTY CORPORATION
					  -------------------------
						 (Registrant)




July 5, 2005                              /s/ David L. Santez
					  ----------------------------------
					  David L. Santez, Assistant Vice
					  President, Associate General
					  Counsel and Assistant Secretary





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			       Exhibit Index
			       -------------

			 Current Report on Form 8-K
			    Dated June 30, 2005


Exhibit No.    Description
----------     -----------

    99 Press release dated June 30, 2005 announcing the appointment of Ralph S. (Mike) Michael III, and posted on the Corporation's website at http://www.ocas.com.





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